Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of The Coca-Cola Company (the "Company") on Form 10-Q for the period ended September 28, 2018 (the "Report"), I, James Quincey, President and Chief Executive Officer of the Company and I, Kathy N. Waller, Executive Vice President, Chief Financial Officer and President, Enabling Services of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES QUINCEY
James Quincey President and Chief Executive Officer of The Coca-Cola Company
October 30, 2018

/s/ KATHY N. WALLER
Kathy N. Waller Executive Vice President, Chief Financial Officer and President, Enabling Services of The Coca-Cola Company
October 30, 2018